Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-F

KEY PERFORMANCE FACTORS
March 31, 2001



        Expected B Maturity                                         6/17/02


        Blended Coupon                                              6.4484%



        Excess Protection Level
          3 Month Average   7.60%
          March, 2001   8.24%
          February, 2001   7.56%
          January, 2001   6.98%


        Cash Yield                                  20.67%


        Investor Charge Offs                         4.83%


        Base Rate                                    7.59%


        Over 30 Day Delinquency                      4.90%


        Seller's Interest                            7.37%


        Total Payment Rate                          14.60%


        Total Principal Balance                     $56,622,749,044.91


        Investor Participation Amount               $706,000,000.00


        Seller Participation Amount                 $4,172,058,483.42